PRUDENTIAL SERIES FUND

Government Income Portfolio (the “Portfolio”)

Supplement dated August 7, 2012 to the Prospectus dated May 1, 2012

The Board of Trustees of the Prudential Series Fund (the “Fund”) has approved increasing the investment limit for zero coupon bonds for the Portfolio from 15% to 25%. Accordingly, effective August 1, 2012, the last sentence of the fourth paragraph under the section “Government Income Portfolio” is deleted in its entirety and replaced with the following sentence: “The Portfolio may invest up to 25% of its net assets in zero coupon bonds.”

PSFSUP1